United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
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Hovnanian Enterprises, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HOVNANIAN ENTERPRISES, INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Hovnanian Enterprises, Inc.
110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701

Shareholder Meeting to be held on March 19, 2009
Proxy Materials Available Notice and Proxy Statement Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before March 5, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	March 19, 2009
Meeting Time:	10:30 a.m.
For holders as of:	January 22, 2009
Meeting Location:
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

How To Vote
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.

1.	Election of Directors:

1)	Kevork S. Hovnanian	5)	Joseph A. Marengi
2)	Ara K. Hovnanian	6)	John J. Robbins
3)	Robert B. Coutts	7)	J. Larry Sorsby
4)	Edward A. Kangas	8)	Stephen D. Weinroth

2.	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2009.

3.	Consideration of such other business as may properly come before the Annual Meeting and any adjournments thereof.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposal 2.

See below for the 12-digit Control# to the right of the arrow.